UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	October 7, 2004

SALESFORCE.COM, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300 San Francisco CA 94105
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(415) 901-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 6, 2004, salesforce.com, inc., the market and technology leader in on demand customer relationship management, issued a press release announcing its customer and paying subscriber numbers, as of September 30, 2004, of 12,000 and 185,000, respectively.

The registrant is clarifying on this Report on Form 8-K that, as previously stated in the registrant’s second quarter conference call on August 19, 2004, its paying subscriber numbers currently exclude customers with an aggregate of approximately 2,500 paying subscribers who are using the registrant’s product but for which it has delayed revenue recognition until specific new technology for which the customers have contracted is completed.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2004	salesforce.com, inc.

/s/ David Schellhase
David Schellhase, Vice President and General Counsel